STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into this 18th day of October, 1996, by and between Stephan S. Buckley ("Seller"), sole common stock shareholder of Cookie Crumbs, Inc., an Illinois corporation ("Company") and Butterwings, Inc. ("Purchaser").

                                    RECITALS

     WHEREAS, the Company owns and operates Mrs. Field's Cookie Stores at various locations, and has certain rights to develop various geographic territories for Mrs. Field's Development Corporation ("Mrs. Field's"); and,

     WHEREAS, Seller owns of record and beneficially 1,000 shares of the common stock, no par value (the " Stock") of the Company, which constitutes one hundred percent (100%) of the common stock of the Company; and,

     WHEREAS, Seller desires to sell, assign, transfer and deliver to Purchaser, and Purchaser desires to purchase one hundred percent (100%) of the common stock of the Company (the "Shares") on the terms and subject to the conditions hereinafter contained,

     NOW THEREFORE, in consideration of the mutual covenants, promises, agreements, representations and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

     1. Definitions. In addition to the terms otherwise defined herein, in construing this Agreement, the following terms shall have the following meanings:


          1.1 "Agreement" shall mean this Stock Purchase Agreement dated October 18, 1996, by and amongst Seller and Purchaser.

          1.2  "Closing"  shall  mean  the   consummation  of  the  transactions
               contemplated hereby as set forth in Section 11 hereof.

          1.3  "Closing  Date"  shall  mean the date of  Closing as set forth in
               Section 14 hereof.

          1.4 "Closing Date Assets" shall mean the assets of the Company as of the Closing Date and properly includable on the Closing Date Balance Sheet under the captions "Cash"; "Accounts Receivable"; "Inventories"; "Due From Affiliates"; "Assets Available for Sale"; "Equipment"; "Deferred Income Taxes"; "Leasehold Improvements"; "Franchise Costs"; "Goodwill"; "Organization Costs"; and "Deposits".

          1.5 "Closing Date Balance Sheet" shall mean the balance sheet to be prepared by the Seller containing a statement of Closing Date Assets and Closing Date Liabilities as of Closing Date to be delivered to Purchaser at Closing as Exhibit K. The Closing Date Balance Sheet shall be prepared in accordance with generally accepted accounting principles applied on a year end basis consistent in form with the Balance Sheet of Company as of December 31, 1995, attached hereto as a part of Exhibit B.

          1.6 "Closing Date Liabilities" shall mean the book value, as of the Closing Date, of the liabilities properly includable in the Closing Date Balance Sheet under the captions "Accounts Payable", "Income Taxes Payable"; "Accrued Liabilities"; "Advances From Affiliates"; "Current Maturities of Capital Lease Obligations"; "Capital Lease Obligations" and "Redeemable Preferred Stock".

          1.7 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          1.8 "Financial Statements" shall mean Company's financial statements as of December 31, 1995, attached hereto as Exhibit B, prepared in accordance with generally accepted accounting principles, consistent when applied, that present a true and accurate statement of Company's financial condition for the periods covered therein.

     2. Purchase and Sale of the Shares.

          2.1 Current Ownership. As of the Closing Date, Seller shall own of record and beneficially such shares of Stock as is set for as follows: Stock Seller Certificate No. No. of Shares Stephan S. Buckley 001 1,000

     A copy of said stock certificate is attached hereto as Exhibit A.

          2.2 Transfer of Stock. On the Closing Date, and subject to the terms and conditions set forth in this Agreement, Seller shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase from Seller, free and clear of all liens, charges, encumbrances, equities, claims and options of any kind whatsoever, one hundred percent (100%) of the issued and outstanding common stock of Company as of the Closing. Seller shall then deliver his certificates to the Company and the parties shall cause the Company to issue replacement certificates of Stock to Purchaser and cancel all certificates previously issued to Seller. Thereafter, ownership of the Stock of Company shall be as follows:

                               Stock
 Name                     Certificate No.                 No. of Shares
 Butterwings, Inc.               002                         1,000

     3. Purchase Price and Terms. In consideration of Seller's obligations hereunder, Purchaser shall pay to Seller the aggregate sum of One Dollar and No Cents ($1.00), ("Purchase Price") payable in cash at Closing.

     4. Representation and Warranties of Seller. Seller represents and warrants to Purchaser that:

          4.1 Title and Authority. The Seller is the unqualified and unconditional owner of the number of shares of the Company shown opposite his respective name in Section 2 hereof, and has the full right and authority to sell and transfer all such shares to the Company at the Closing Date, as herein provided, free and clear of any lien, encumbrance, equity or claim of any kind.

          4.2 Organization; Good Standing; Authority of Company. The Company is a corporation duly organized, validly existing as a stock corporation, and in good standing under the laws of the State of Illinois and has full right, power, and authority to own its properties and assets, and to carry on its business. A complete and correct copy of each of Company's Articles of Incorporation, and By-Laws, as amended to the date of this Agreement, and the minute books of the Company containing the minutes of meetings of the stockholders of Company and the board of directors of Company, are attached hereto as Exhibit D, and are complete and correct and accurately reflect all proceedings of the Company. The Articles and By-Laws are in full force and effect, and Company is not in breach or violation of any of the provisions thereof.

          4.3 Validity of Agreement. The Seller has the legal capacity and authority to enter into this Agreement, and all corporate and other proceedings required to be taken by and/or on behalf of the Company to authorize and to carry out the transactions contemplated by this Agreement have been duly and properly taken. This Agreement is a valid and legally binding obligation of Seller and is fully enforceable against Seller in accordance with its terms.

          4.4 Capitalization; Company Stock; Related Matters. The authorized, issued and outstanding capital stock of the Company (prior to the changes described in Section 2.2 hereof) is as follows:

                                        Shares        Shares Issued
                    Class             Authorized     and Outstanding
                    Common              1,000            10,000
                    Preferred          100,000           16,650


               Except as set forth above, there are no other classes or types of capital stock. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, none of the shares was issued in violation of the preemptive rights of any shareholder of the Company. There are no outstanding subscriptions, warrants, options, or rights requiring the issuance of any additional shares of capital stock of the Company. All of the outstanding issued shares have been issued in full compliance with all applicable laws of the State of Illinois and with the Securities Exchange Commission, as applicable. Delivery of Seller's Stock by Seller to Purchaser at Closing pursuant to this Agreement will transfer to Purchaser full and entire legal and equitable title to 100% of the issued and outstanding common stock of Company.

          4.5 Options, Warrants and Other Rights and Agreements Affecting Company Stock. Company has no authorized or outstanding options, warrants, calls, subscriptions, rights, convertible securities or other securities [as defined in the Federal Securities Act of 1933 ("Securities")] or any commitments, agreements, arrangements or understandings of any kind or nature obligating Company, in any such case, to issue shares of Company common stock or other Securities or securities convertible into or evidencing the right to purchase shares of Company capital stock or other Securities. Neither Seller nor Company is a party of any agreement, understanding, arrangement or commitment, or bound by any Articles or By-Law provision which creates any rights in any person with respect to the authorization, issuance, voting, sale or transfer of any shares of Company's Stock or other Securities.

          4.6 No Subsidiaries. Company does not have any subsidiaries and does not, directly or indirectly, own any interest in or control any corporation, partnership, joint venture, or other business entity.

          4.7  Agreement  Not  in  Conflict  With  Other  Instruments.  Required
               Approvals Obtained. The execution, acknowledgement, sealing, delivery, and performance of this Agreement by Seller and the consummation of the transactions contemplated by this Agreement will not:

               (a) violate or require any registration, qualification, consent, approval, declaration, reporting or filing under (i) any law, statue, ordinance, rule or regulation (hereinafter collectively referred to as "Laws") of any federal, state or local government or governmental agency ("Governmental Entities"), (ii) any judgment, injunction order, writ or decree of any court, arbitrator, or Governmental Entities applicable to Seller or Company or any of their assets or properties ; or

               (b) conflict with, require any consent, approval, authorization or filing under, result in the breach or termination of any provision of, constitute a default under, result in the acceleration of the performance of Seller's or Company's obligations under, or result in the creation of any claim, security interest, lien charge, or encumbrance upon any of Seller's or Company's properties, assets, or businesses pursuant to (i) Company's Articles or By-Laws, or (ii) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or other instrument or agreement to which Seller or Company is a party or by which Seller or Company or any of Company's assets or properties is bound.

          4.8 Conduct of Business in Compliance With Regulatory and Contractual Requirements. Company has conducted and is conducting its business in compliance with all Laws. Neither the real or personal properties owned, leased, operated or occupied by Company, nor the use, operation or maintenance thereof (i) violates any Laws of any Governmental Entities, or (ii) violates any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

          4.9 Licenses; Permits; Related Approvals. Company possesses all licenses, permits, consents, approvals, authorizations, qualifications and orders (hereinafter "Permits") of all Governmental Entities, including the State of Illinois, lawfully required to enable Company to conduct its business. A true, accurate and complete list of the Permits is attached hereto as Exhibit E.

          4.10 Legal Proceedings. Except as disclosed in Exhibit C attached hereto, there is not and there will not be any action, suit, proceeding, claim, arbitration, or investigation by any Governmental Entities or other person (i) to which Company is or may be a party relating to the activities of the Company prior to the Closing Date, (ii) threatened against or relating to Company or any of Company's assets or businesses, (iii) challenging Company's right to execute, acknowledge, seal, deliver, perform under or consummate the transactions contemplated by this Agreement, or (iv) asserting any rights with respect to any of the Seller's Stock, and there is no basis for any such action, suit, proceeding, claim, arbitration or investigation.

          4.11 Tax Matters. Company has duly and timely filed with all appropriate Governmental Entities, all tax returns, information returns, and reports required to be filed by Company. Company has paid in full all taxes (including taxes withheld from employees' salaries and other withholding taxes and obligations), interest, penalties, assessments and deficiencies owed by Company to all taxing authorities. The Company does not have any liability or obligation for any taxes relating to operations during the periods for which tax returns have been filed, and the Company has no liability or obligation for any taxes due for operations during the current period prior to the Closing Date, unless such taxes shall have been fully and separately reserved in the Closing Date Liabilities.

          4.12 Closing Date Assets. Attached hereto as Exhibit F is a true, correct and complete list of all personal property, owned by Company or used by Company in the conduct of its business, including, but not limited to, all equipment, machinery and fixtures (whether or not included in the Financial Statements) ("Personal Property"), which Personal Property is included within the Closing Date Assets. Company has sole and exclusive, good and merchantable title to all of the Closing Date Assets, free and clear of all pledges, claims, liens, restrictions, security interests, charges and other encumbrances (except liens created by this Agreement), unless otherwise disclosed on Exhibit F. Each of the items of Personal Property is in good repair and good operating condition, fit for its intended purposes, and is adequate for the continuation of Company's business. Inventories included within the Closing Date Assets shall consist of bona fide and current raw materials, work in process and finished goods which are fit for sale and not obsolete. Purchaser's consent to the inclusion of Inventories on the Closing Date Balance Sheet shall conclusively establish that such Inventories are fit for sale and not obsolete.

          4.13 Leases and Other Agreements. Attached hereto and incorporated by reference herein as Exhibit G is a true, correct and complete list and copy (or where they are oral, true, correct and complete written summaries) of all leases of Company relating to real and personal property. Also included on said Exhibit is a list of any other agreement to which Company is a party. Each of the agreements, arrangements and understandings so listed is in full force and effect, is valid and binding upon each of the parties hereto and is fully enforceable by Company against the other party thereto in accordance with its terms.

          4.14 Employment Contracts. Exhibit H to this Agreement is a list of all employment contracts and collective bargaining agreements, and all pension, bonus, profit-sharing, stock option, or other agreements or arrangements providing for employee remuneration or benefits to which Company is a party or by which Company is bound; all these contracts and arrangements are in full force and effect, and neither Company nor any other party is in default under them. There have been no claims or defaults and, to the best knowledge of Seller, there are no facts or conditions which if continued, or on notice, will result in a default under these contracts or arrangements. There is no pending or, to selling parties' knowledge, threatened labor dispute, strike, or work stoppage affecting Company's business. Except as set forth on Exhibit H, the Company has no outstanding employment agreement or any incentive compensation, deferred compensation, profit sharing, stock option, stock bonus, stock purchase, savings, consultant, retirement, pension or other "fringe benefit" plan or arrangement with or for the benefit of any officer, general manager, key employee or other person. Exhibit K sets forth a true, correct and complete list of all the "employee benefit plans" as that term is defined in Section 3(3) of ERISA that are maintained or contributed to by the Company. None of the employee benefit plans are "multi-employer plans" as that term is defined in Section 3(37) of ERISA. A copy of all employee benefit plans has been provided by Seller to Purchaser. There are no unexempt "prohibited transactions" as that term is defined in Section 4975 of the Internal Revenue code of 1986, as amended ("Code") or
               Section 406 of ERISA with respect to any of the employee benefit plans. Each employee benefit plan has been administered in compliance with the applicable requirements of ERISA and the Code. There is no pending or, to the best of Seller's knowledge, threatened legal action, proceeding, or investigation against any employee benefit plan that could result in material liability to the Company, and there is no basis for any such legal action, proceeding or investigation.

          4.15 Insurance Policies. Exhibit I to this Agreement is a description of all insurance policies held by Company concerning its business and properties for the year of initiation of coverage through the Closing Date (the "Insurance Policies"). All Insurance Policies are in the respective principal amounts set forth in said Exhibit. Company has maintained and now maintains (i) insurance on all its assets and businesses of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (ii) adequate insurance protection against all liabilities, claims, and risks against which is customary to insure. Premiums with respect to the Insurance Policies have been fully prepaid through the Closing Date.

          4.16 Bank Accounts and Safe Deposit Arrangements. Attached hereto as Exhibit J and incorporated by reference herein is a true, correct and complete list of each checking account, savings account and other bank account and safe deposit box (the "Accounts") maintained by Company, and the names of all persons authorized to withdraw funds or other property from, or otherwise deal with, the Accounts. At Closing, Seller will cause the Company to execute documents necessary to change authorized signatories to those persons designated by Purchaser. At Closing, the Company shall cancel all existing lines of credit and Seller shall be removed from any obligations for vendor credit arising after the Closing Date. Seller represents that Company has no existing line of credit as of the Closing Date.

          4.17 Absence of Certain Changes. Since the date of the Company's Financial Statements attached hereto as Exhibit B, without the consent of Purchaser, the Company has not:

               (a) Issued, sold, purchased, or redeemed or agreed to issue, sell, purchase or redeem any of the capital stock reserved for issuance as reflected in the Financial Statements; sub-divided or in any way re-classified any of its capital stock; declared or made any payment, dividend, or other distribution to its Seller; or granted any option or made any commitment relating to its authorized capital stock;

               (b)  Incurred any liability under agreements or otherwise, except
                    (1) liabilities incurred, and obligations entered into, in the ordinary course of business, which individually or in the aggregate do not have any materially adverse effect on the financial or other condition, business, prospects, assets, or good will of the Company; and (2) obligations or liabilities entered into or incurred in connection with the execution and performance of this Agreement.

               (c) Discharged or satisfied or agreed to discharge or satisfy any lien, charge or encumbrance, or paid or agreed to pay any obligation or liability, absolute, accrued, contingent, or otherwise, whether due or to become due, except obligations or liabilities arising under the ordinary course of business, which individually or in the aggregate do not have a materially adverse affect on the financial or other condition, business, prospects, assets or goodwill of the Company;

               (d) Except in the ordinary course of business (1) sold or transferred or entered into any agreement relating to the sale or transfer of any tangible or intangible assets; or
                    (2) entered into any lease of real property, machinery, equipment or buildings;

               (e)  Suffered  any  material   loss  or  damage  to  any  of  its
                    properties (whether or not covered by insurance);

               (f) Entered into or agreed to enter into any transaction other than in the ordinary course of business, except in connection with the execution and performance of this Agreement and except transactions disclosed in or permitted by this Agreement;

               (g) Caused or permitted any of its current insurance contracts to be canceled or terminated or any of the coverage thereunder to lapse, unless simultaneously with that cancellation, termination, or lapse, replacement policies providing coverage equal to or greater than the coverage under the canceled, terminated or lapsed policy with substantially similar premiums are in full force and effect.

          4.18 Environmental Health and Safety Matters.

               (a) The Company has duly complied with, and all real property owned by the Company is in compliance with the provisions of all federal, state, and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder.

               (b) The Company has received no notice of, and neither knows of nor suspects, any fact that might constitute a violation of any federal, state, or local environmental, health or safety laws, codes, or ordinances, and any rules or regulations promulgated thereunder that relate to the history, use, ownership, or occupancy of all real property owned by the Company, and the Company is not in violation of any covenants, conditions, easements, rights of way, or restrictions affecting all real property owned by the Company or any rights appurtenant thereto.

          4.19 Advertising. To the best of Seller's knowledge, neither any advertising by Company for the products, nor any promotional materials used by the Company at any time contains any untrue material or misleading statements or claims.

          4.20 Disclosure. Seller has disclosed to Purchaser in this Agreement all material facts related to the transactions contemplated by this Agreement. No representation or warranty of the Seller contained in this Agreement or other agreements and instrument referred to in this Agreement, and no statement contained in any certificate, schedule, list or other writing furnished to Purchaser pursuant to the provisions of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements herein or therein not misleading.

     5. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that:

          5.1 Investment Interest. Purchaser acknowledges that the sale of the Common Stock to Purchaser has not been registered under the Securities Act of 1933, as amended, or any other securities laws, that all the Stock acquired by Purchaser under this Agreement shall be acquired for investment solely for the account of Purchaser and with no view to making any distribution, or record or beneficially, of the Stock, and that the certificates representing the Stock when delivered by Seller at Closing as well as the certificates representing the Stock if and when transferred of record to Purchaser may bear a restrictive legend, in form and substance satisfactory to the Company, to the effect that the Stock has not been registered with the Securities Exchange Commission and may need to be registered under applicable federal and state securities laws prior to transfer unless subject to an exemption from such registration requirement.

          5.2 Rights of Purchaser. Purchaser has all requisite power, right and authority to enter into this Agreement and to perform the obligations of Purchaser under this Agreement.

     6. Additional Documents.

          6.1 Landlord and Lessor Consent. At Closing, Seller shall provide Purchaser with a form of consent duly executed by each Landlord or Lessor identified in Exhibit G by which such Landlord or Lessor consents to this Agreement and acknowledges that neither this Agreement nor any transaction contemplated thereby constitutes a default under the terms of such lease.

          6.2  Closing  Date  Balance  Sheet.  Prior to  Closing,  Seller  shall
               prepare  the  Closing   Date  Balance   Sheet,   which  shall  be
               incorporated into this Agreement at Closing as Exhibit K.


     7. Seller's Contingencies.

          7.1 Compliance by Purchaser. All of the terms and conditions of this Agreement to be complied with or performed by Purchaser shall be complied with and performed in all material respects and the covenants, representations and warranties made by the Purchaser in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as those such covenants, representations and warranties have been made at and as of the Closing Date except for changes contemplated by this Agreement.


     8. Purchaser's Contingencies. The transaction herein contemplated is expressly subject to the satisfaction, within ten (10) days following Closing, of the following described conditions. The failure of any condition to be satisfied within ten (10) days following Closing shall, at Purchaser's option, render this Agreement null and void, and all money or documents previously delivered shall be returned to their original owner, and all parties shall be relieved of all liabilities hereunder.

          8.1 Compliance by the Company and Seller. All of the terms and conditions of this Agreement to be complied with and performed by the Seller or on behalf of the Company at or before the Closing shall have been complied with and performed in all material respects, and the representations, warranties, covenants, and agreements made by the Seller, or on behalf of the Company in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if those such representations, warranties, covenants, and agreements were made at and as of the Closing Date except for changes contemplated by this Agreement.

          8.2 Closing Date Balance Sheet. Within ten (10) days of the Closing Date, the Closing Date Balance Sheet shall have been prepared by Seller and approved by Purchaser.


     9. Indemnification.

          9.1 Survival of Representations and Warranties. All representations, warranties, covenants and agreements made by either party to this Agreement shall survive the Closing and shall remain in effect for a period of two (2) years.

          9.2  Indemnification   by  Purchaser.   Purchaser   hereby  agrees  to
               indemnify and hold Seller harmless from, against and in respect of:

               (a) Any and all debts, liabilities or obligations of Company, direct or indirect, fixed, continued or otherwise accruing after the Closing Date except to the extent related to a breach by Seller of the covenants and warranties provided in this Agreement;

               (b) Any and all loss, liability, deficiency, or damage suffered or incurred by Seller resulting from any untrue representation, breach of warranty, or non-fulfillment of any covenant or agreement by Purchaser contained in this Agreement, or any certificate, document, or instrument
                    delivered  to  Seller   pursuant  hereto  or  in  connection
                    herewith;

               (c) Any and all loss, liability, deficiency, or damage suffered or incurred by Seller as a result of Purchaser's failures to discharge the Closing Date Liabilities;

               (d) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including, without limitation, legal fees and expenses, incident to any of the foregoing or incurred in enforcing this indemnity.

     9.3 Indemnification by Seller. Seller indemnifies and agrees to hold Purchaser harmless from, against, and in respect of the following:

               (a) Any and all debts, liabilities, or obligations of Seller or Company, direct or indirect, fixed, contingent or otherwise existing before the Closing Date, including, but not limited to, any liabilities arising out of any act, transaction, circumstances, state of facts, or violation of law that occurred or existed before the Closing Date, whether or not then known, due, or payable and irrespective of whether the existence thereof is disclosed to Purchaser in this Agreement or any schedule hereto, except with regard to the Closing Date Liabilities;

               (b) Any and all loss, liability, deficiency, or damage suffered or incurred by Purchaser as a result of default by Seller or Company existing on the Closing Date or any event of default occurring prior to the Closing Date that with the passage of time would constitute a default, under any actual obligation of Company assumed by Purchaser under this Agreement;

               (c) Any and all loss, liability, deficiency, or damage suffered or incurred by Purchaser by reason of any untrue representation, breach of warranty, or non-fulfillment of any covenant or agreement by Seller contained in this Agreement, or in any certificate, document, or instrument delivered to Purchaser hereunder or in connection herewith;

               (d) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including, without limitation, legal fees and expenses, incident to any of the foregoing or incurred in enforcing this indemnity.

     10. Employees. Seller shall be solely responsible and Purchaser shall have no obligations whatsoever, for any compensation or other amounts payable to any employee, director, consultant or independent contractor of Company, including, but not limited to bonus, salary, compensation, accrued vacation, fringe, pension or profit sharing benefits, or severance paid or payable to any employee, director, consultant or independent contractor of Company relating to service with or for the Company at any time prior to the Closing Date unless such amount is included in the Closing Date Liabilities.


     11. Obligations at Closing.

               11.1 Execution and Delivery of Documents.  At Closing, Seller and
                    Purchaser and Company shall execute and deliver all documents referenced in or contemplated by this Agreement, and such other documents as may be necessary to effect the transaction contemplated by this Agreement as of the Closing Date.

               11.2 Resignations  of Officers and Directors.  Seller shall cause
                    Company to provide for the resignation of each of the Officers and Directors at Closing and shall deliver to Purchaser such resignations at Closing.

               11.3 Payment of Purchase Price. Purchaser shall pay to Seller the
                    Purchase Price in Cash.

               11.4 Delivery  and  Reissuance  of Stock.  Seller  shall take all action and execute all documents necessary to convey and reissue the Stock as provided in Section 2.2 hereof.

               11.5 Transfer  of  Accounts.  Seller  will  cause the  Company to execute documents necessary to change authorized signatories on the Accounts to those persons designated by Purchaser.

               11.6 Representations  and  Warranties.  As of Closing each party, respectively, without executing any additional instrument, shall be deemed to represent and warrant to and covenant with the other as to the accuracy of each of the representations and warranties as stated in Section 4, hereof, regarding Seller, and Section 5, hereof, regarding Purchaser.


     12. Obligations After Closing.

               12.1 Further  Assurances.  Subsequent  to  the  Closing,  Seller,
                    Purchaser and Company shall execute and deliver such other instruments and take all such other action as either party may reasonably request from time to time, in order to effect the transaction provided for herein. The parties shall cooperate with each other in connection with any steps to be taken as a part of their respective obligations under this Agreement.

     13. General Provisions.

               13.1 Notices. All notices, requests, demands, consents, and other communications which are required or may be given under this Agreement (hereinafter "Notices") shall be in writing and shall be given either (a) by personal delivery, (b) by registered or certified mail, return receipt requested, or
                    (c) by delivery utilizing a nationally recognized overnight mail service, to the following addresses:

  (a)      If to Seller:                      Stephan S. Buckley
                                              2345 Pembroke Avenue
                                              Hoffman Estates, IL  60195

  (b)      If to Purchaser:                   Butterwings, Inc.
                                              2345 Pembroke Ave.
                                              Hoffman Estates, IL  60195
                                              Attn:  Kenneth B. Drost

                    or to such other address of which written notice in accordance with this paragraph. Notices shall be effective upon receipt, and any written acknowledgement demonstrating delivery as addressed shall be prima facie evidence of receipt.

               13.2 Entire  Agreement;   Amendments.   This  Agreement  and  the
                    amendments, instruments, schedules and other writings referred to in this Agreement contain the entire understanding of the parties with respect to the subject matter of this Agreement. There are no restrictions, agreements, promises, warranties, covenants, or other undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by all the parties or their successors or assigns.

               13.3 Binding  Effect;  Benefit.  This  Agreement  will be binding upon, and inured to the benefit of and be enforceable by and against the respective successors and assigns of the parties hereto and shall not be assigned by Purchaser without the express written consent of Seller.

               13.4 Severability.  If any term, condition,  or provision of this
                    Agreement shall be declared invalid or unenforceable, the remainder of the Agreement, other than such term, condition or provision, shall not be affected thereby and shall remain in full force and effect and shall be valid and enforceable to the fullest extent permitted by law.

               13.5 No  Waiver.  No waiver of any  breach or  default  hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or of a similar nature. No provision of this Agreement may be amended, waived, or otherwise modified without the prior written consent of all of the parties hereto.

               13.6 Section Headings.  The section and other headings  contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

               13.7 Applicable Law Jurisdiction and Venue;  Costs and Attorneys'
                    Fees. This Agreement is made and entered into, and shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed therein. Any litigation relating in any manner to this Agreement or the transactions contemplated thereby shall be commenced only in State or Federal courts having their situs in Illinois, and each party irrevocably consents to the jurisdiction and venue of such courts. In any action to enforce or interpret this Agreement and any appeal or enforcement of a judgment rendered in such action, the prevailing party shall be entitled to recover its costs and attorneys' fees, which shall be included in any judgment or award rendered therein.

               13.8 Right to Counsel.  Purchaser and Seller  hereby  acknowledge that they have each had this document reviewed by counsel of their choice, so that this document shall not be construed more strictly against one party than the other.

               13.9 Costs and Expenses.  Unless otherwise provided herein,  each party hereto shall respectively pay its own costs, fees, and expenses incurred in connection with the negotiation, preparation of, and performance under this Agreement, and all matters incident thereto.




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     14. Closing Date.

     The Closing of this transaction shall take place at 10:00 a.m. at the offices of Purchaser on or before October 18, 1996, or on such other date as to which Purchaser and Seller shall agree in writing.


     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first above written.


SELLER:                                 PURCHASER:

                                        BUTTERWINGS, INC.



By:                                     By:
         Stephan S. Buckley               Kenneth B. Drost, Vice President

                                                    EXHIBITS

Stock Certificates                                      A
                                        -----------------------------------
 Financial Statements                                   B
                                        -----------------------------------
Litigation                                              C
                                        -----------------------------------
Corporate Records                                       D
                                        -----------------------------------
Permits                                                 E
                                        -----------------------------------
Personal Property                                       F
                                        -----------------------------------
Leases and Other Agreements                             G
                                        -----------------------------------
Employment Contracts                                    H
                                        -----------------------------------
Insurance Policies                                      I
                                        -----------------------------------
Bank Accounts/Deposits                                  J
                                        -----------------------------------
Closing Date Balance Sheet                              K
                                        -----------------------------------